EXHIBIT 99.1

FOR IMMEDIATE RELEASE

ADGS Advisory, Inc.

11/F, Rykadan Capital Tower

135-137 Hoi Bun Road, Kwun Tong

Kowloon, Hong Kong, SAR

Contact: Ms. Michelle Tong

Telephone: 852-2374-0002

michelletong@adgs.com.hk

ADGS ADVISORY, INC. ANNOUNCES SEC DEREGISTRATION

Hong Kong, July 13, 2015. ADGS Advisory, Inc. ("ADGS" or the "Company") (OTC:ADGS) today announced its decision to file a Form 15 with the Securities and Exchange Commission to voluntarily deregister its common stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the "Act"). ADGS is eligible to deregister its common stock by filing a Form 15 under Section 12(g) of the Act because the Company currently has fewer than 300 holders of record of its common stock. The Company intends to file the Form 15 on July 14, 2015.

Upon the filing of the Form 15, the Company's obligation to file periodic reports, such as Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, under Section 13(a) of the Act will be suspended immediately. The deregistration under Section 12(g) of the Act is expected to be effective 90 days after the filing of the Form 15 at which time the Company's other filing requirements under Section 13(a) of the Act will terminate.

The decision of the Company's Board of Directors to deregister its common stock was based on the consideration of numerous factors, including but not limited to the large costs of preparing and filing periodic reports with the SEC, the burdens placed on management to comply with US reporting requirements, the low trading volume in the Company's common stock in the US and the intention of the Company to have its shares listed for trading on The Stock Exchange of Hong Kong Limited on the Growth Enterprise Market in order to potentially improve liquidity and market recognition given the Company's business focus in the HK market.

The Company's common stock is currently traded on the OTC Pink Market operated by the OTC Markets Group, a centralized electronic quotation service for over-the-counter securities. Following the suspension of the Company's obligation to file periodic reports, the Company anticipates its common stock will continue to be traded in the US on the OTC Pink Market, so long as market makers demonstrate an interest in trading in the Company's common stock. However, there is no assurance that trading in the Company's common stock will continue on the OTC Pink Market or any other securities exchange or quotation medium, or that the Company will be able to have its shares listed for trading on The Stock Exchange of Hong Kong Limited.

About ADGS

ADGS Advisory, Inc. is primarily engaged in providing accounting, taxation, company secretarial, general corporate and consultancy services in Hong Kong. ADGS has a strong and successful background in the Hong Kong market, most notably bankruptcy and insolvency services to a variety of customers including high growth industries in China.

Forward-Looking Statements

This release contains forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors which may cause our actual results, performance or achievements to be materially different from any future results, performances or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as "anticipates," "believes," "could," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "would" and similar expressions intended to identify forward-looking statements. Forward-looking statements reflect our current views with respect to future events and are based on assumptions and are subject to risks and uncertainties. Given these uncertainties, you should not place undue reliance on forward-looking statements. Also, forward-looking statements represent our estimates and assumptions only as of the date of this release. In evaluating such statements, prospective investors should review carefully various risks and uncertainties identified in this release and matters set forth in the Company's SEC filings. Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.

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